                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]          Preliminary Proxy Statement
[   ]          Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
[ X ]          Definitive Proxy Statement
[   ]          Definitive Additional Materials
[   ]          Soliciting Material Pursuant to Section  240.14a-11(c) or Section
                240.14a-12

                            GRIFFIN LAND & NURSERIES, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.
[  ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
          (5)  Total fee paid:

          ----------------------------------------------------------------------

[  ]      Fee paid previously with preliminary materials.
[  ]      Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

          Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

          ----------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
          (3)  Filing Party:

          ----------------------------------------------------------------------
          (4)  Date Filed:

          ----------------------------------------------------------------------

                            GRIFFIN LAND & NURSERIES, INC.

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               To be Held May 20, 1998


     PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of Griffin Land & Nurseries, Inc. ("Griffin") will be held at 35 International Drive, Windsor, Connecticut 06095, on the 20th day of May 1998, at 10:00 A.M., local time, to consider and act upon:

     1.   The election of directors of Griffin;

     2. The approval of the selection of Griffin's independent accountants for 1998; and

     3. Such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

     Only stockholders of record at the close of business on April 15, 1998 are entitled to notice of, and to vote at, the Annual Meeting.

                                             ANTHONY J. GALICI
                                             SECRETARY

Dated:  April 20, 1998

                            GRIFFIN LAND & NURSERIES, INC.
                                One Rockefeller Plaza
                               New York, New York 10020

                                   ---------------

                                   PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of Griffin Land & Nurseries, Inc. ("Griffin") in connection with the solicitation by the Board of Directors of proxies for the Annual Meeting of Stockholders to be held on May 20, 1998 at 35 International Drive, Windsor, Connecticut, 06095, for the purposes set forth in the accompanying notice of meeting.

                                       GENERAL

     This solicitation is being made on behalf of the Board of Directors of Griffin. The initial distribution of proxy materials is expected to be made on or about April 20, 1998. Any proxy received in the accompanying form may be revoked by the person executing it at any time before the authority thereby granted is exercised. Proxies received by the Board of Directors in such form will be voted at the meeting or any adjournment thereof as specified therein by the person giving the proxy; if no specification is made, the shares represented by such proxy will be voted (i) for the election of directors as described in this Proxy Statement; and (ii) for approval of the selection of Price Waterhouse LLP as independent accountants for Griffin for 1998. For voting purposes (as opposed to for purposes of establishing a quorum) abstentions and broker non-votes will not be counted in determining whether the directors standing for election have been elected or whether the other matters to be voted on have been approved. Proposals by stockholders for Griffin's 1999 Annual Meeting of Stockholders must be received by Griffin before December 21, 1998.

     Management knows of no matters which may be brought before the Annual Meeting or any adjournment thereof other than those described in the accompanying notice of meeting and routine matters incidental to the conduct of the meeting. However, if any other matter should come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy or their substitutes to vote the proxy in accordance with their judgment on such matters.

     The cost of solicitation of proxies by the Board of Directors will be borne by Griffin. Such solicitation will be made by mail and in addition may be made by officers and employees of Griffin personally or by telephone, facsimile or telegram. Proxies and proxy material will also be distributed through brokers, custodians and other similar parties.

     Each holder of a share of Common Stock, par value $0.01 per share, of Griffin (the "Common Stock") will be entitled to one vote for each share held of record by such person at the close of business on April 15, 1998 (the "Record Date"), which is the Record Date fixed by the Board of Directors for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of such date, Griffin had outstanding

4,743,590 shares of Common Stock (none of which constituted shares of treasury stock). 2,242,095 shares of Common Stock, representing 47.3% of the outstanding shares of Common Stock, are held by members of the Cullman & Ernst Group (as defined herein). Prior to July 3, 1997 (the "Distribution Date"), Griffin was a wholly-owned subsidiary of Culbro Corporation ("Culbro"). Approximately 50% of the voting securities of Culbro were held by the members of the Cullman & Ernst Group prior to the Distribution Date. On the Distribution Date, Culbro distributed to its stockholders Griffin's Common Stock in a tax-free distribution (the "Distribution"). Subsequent to the Distribution, Griffin has operated and is operating as an independent stand-alone entity.

                               I. ELECTION OF DIRECTORS

      At the 1998 Annual Meeting of Stockholders, five (5) directors (which will comprise the entire Board) are to be elected. The Board of Directors proposes the nominees listed below for election as directors to serve until the 1999 Annual Meeting of Stockholders and until their successors are duly elected and qualified. All of the nominees other than Mr. Stein were elected by Culbro as the sole stockholder of Griffin prior to the Distribution. Mr. Stein was appointed by the other directors to serve as a director in 1997. The directors must be elected by a plurality of the votes cast in person or by proxy by stockholders entitled to vote at the meeting. If for any reason any nominee or nominees become unavailable for election, the proxy holders will vote for such substitute nominee or nominees as may be designated by the Board of Directors.

                         INFORMATION CONCERNING DIRECTORS (1)


                    (AGE) AND
NAME (LETTERS       DATE SINCE
REFER TO            WHICH HAS      PRINCIPAL
COMMITTEE           CONTINUOUSLY   OCCUPATION AND           ALSO SERVES A
MEMBERSHIPS,        SERVED AS A    BUSINESS                 DIRECTOR OF THE
IDENTIFIED          DIRECTOR OF    EXPERIENCE DURING        FOLLOWING
BELOW)              GRIFFIN        PAST FIVE YEARS(2)       CORPORATIONS
-----               -------        ------------------       ------------

Winston J.          (58) 1997      Managing General         Central Sprinkler
Churchill, Jr.                     Partner of SCP           Corporation; IBAH,
(a) (b)                            Private Equity           Inc.; Geoteck
                                   Partners, L.P., a        Communications,
                                   private equity fund      Inc.; Tescorp.,
                                                            Inc.; Churchill
                                                            Investment Partners,
                                                            Inc.; CIP Capital,
                                                            Inc.

Edgar M.            (80) 1997      Chairman of the          General Cigar
Cullman                            Board of Directors       Holdings, Inc.;
                                   of General Cigar         Centaur
                                   Holdings, Inc.           Communications
                                   (1996); Chief            Limited;
                                   Executive Officer of     Bloomingdale
                                   Culbro Corporation       Properties, Inc.;
                                   (1962-1996)              The Eli Witt Company
                                                            (4)

Frederick M.        (58) 1997      President and Chief      Monro Muffler/Brake,
Danziger (2)                       Executive Officer        Inc.; Bloomingdale
                                   (1997); Of Counsel       Properties, Inc.;
                                   to Latham & Watkins      Doral Financial
                                   (1995-1997); Member      Corporation; Centaur
                                   of Mudge Rose            Communications
                                   Guthrie Alexander &      Limited
                                   Ferdon (1974-1995)

John L. Ernst       (57) 1997      Chairman of the          Doral Financial
(b) (3)                            Board and President      Corporation;
                                   of Bloomingdale          General Cigar
                                   Properties, Inc.         Holdings, Inc.

David F. Stein      (57) 1997      Vice Chairman of         Seligman-Henderson
(a)                                J&W Seligman &           Co.
                                   Co. Inc., an asset
                                   management firm
                                   (1996); Managing
                                   Director of J&W
                                   Seligman & Co. Inc.
                                   (1990-1996)

-------------------------------

     Member of the: (a) Audit Committee; and (b) Compensation Committee.

(1) Except as otherwise indicated each director has had the same principal occupation during the past five years. Positions not otherwise identified are with Griffin. Griffin had no Chief Executive Officer prior to April 1997.

(2)  Mr. Danziger is the son-in-law of Mr. Cullman.

(3)  Mr. Ernst is the nephew of Mr. Edgar M. Cullman.

(4) The Eli Witt Company filed for relief from its creditors under Chapter 11 of the Federal Bankruptcy Code in November 1996.

     The Board of Directors held three meetings during 1997. Griffin's Board of Directors has an Audit Committee and a Compensation Committee. Committee memberships of the Board of Directors are indicated in the above table. Directors as a whole attended 100% of the aggregate of all Board and Committee meetings (of Committees of which they were members).

     Members of the Board of Directors who are not employees of Griffin received $10,000 per year and $500 for each Board and Committee meeting attended in 1997. In addition, such Directors receive annually options exercisable for 2,000 shares of Common Stock at an exercise price that is the market price at the time of grant. See "Stock Option Plans." Committee members received $500 for each Committee meeting attended.

     The Audit Committee reviews audit reports and the scope of audit by both Griffin's internal audit staff and its independent accountants and related matters pertaining to the preparation and examination of Griffin's financial statements. From time to time such Committee makes recommendations to the Board of Directors with respect to the foregoing matters as well as with respect to the appointment of Griffin's independent accountants. The Audit Committee held one meeting in 1997 and one meeting in early 1998 and recommended to the Board of Directors the selection of Price Waterhouse LLP (See "Selection of Independent Accountants").

     For information about the Compensation Committee, see "Compensation Committee Report on Executive Compensation - Interlocks and Insider Participation" on page 13.

                   COMPLIANCE WITH SECTION 16 OF THE SECURITIES ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Griffin's officers and directors, and persons who own more than ten percent of its Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulation to furnish Griffin with copies of all Section 16(a) forms they file. Based upon its involvement in the preparation of certain of such forms, a review of the copies of other such forms received by it and the written representations from certain reporting entities that no Form 5 was required for each such entity, Griffin believes that with respect to 1997, except as set forth in the following sentence, all such Section 16(a) filing requirements were satisfied. Mr. Churchill acquired a total of 1,700 shares of Common Stock in two transactions, one on November 26, 1997 and one on November 28, 1997. In addition, Mr. Churchill acquired options exercisable for 2,000 shares of Common Stock on July 7, 1997. A report on Form 5 was filed with respect to these acquisitions on March 27, 1998. On July 7, 1997, options exercisable for shares of Common Stock were issued to Messrs. Danziger (150,000 shares) and Galici (15,000 shares), with respect to which reports on Form 5 were filed on March 27, 1998. On November 17, 1997, options exercisable for 2,000 shares of Common Stock were issued to Mr. Stein. A report on Form 5 with respect to such acquisition was filed on March 27, 1998.

                SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL HOLDERS


     The following table lists the number of shares and options to purchase shares of Common Stock of Griffin beneficially owned or held by (i) each person known by Griffin to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the nominees for election as directors (who are all current directors), (iii) the Named Executive Officer (as defined below) and (iv) by all directors and officers of Griffin collectively. Unless otherwise indicated, information is provided as of November 29, 1997.

Name and Address (1)     Shares Beneficially Owned(2)       Percent of Total
--------------------     ----------------------------       ----------------
Edgar M. Cullman(3)                  954,342                       20.1
Edgar M. Cullman, Jr.(3)             963,038                       20.3
Louise B. Cullman(3)                 823,775                       17.4
Susan R. Cullman(3)                  758,607                       16.0
Frederick M. Danziger(3)             164,120                        3.5
Lucy C. Danziger(3)                1,028,692                       21.7
John L. Ernst(3)                     421,250                        8.9
Winston J. Churchill, Jr.             30,200                        *
David F. Stein                        10,000                        *
B. Bros Realty Limited               233,792                        4.9
 Partnership(4)
Gabelli Funds, Inc.(5)             1,365,100                       28.8
All directors and officers         1,314,591                       27.7
 collectively, consisting of
 4 persons (6)

-------------------
* Less than 1%


(1) Unless otherwise indicated, the address of each person named in the table is 641 Lexington Avenue, New York, New York 10022.

(2) This information reflects the definition of beneficial ownership adopted by the Securities and Exchange Commission (the "Commission"). Beneficial ownership reflects sole investment and voting power, except as reflected in footnote 2. Where more than one person shares investment and voting power in the same shares, such shares may be shown more than once. Such shares are reflected only once, however, in the total for all directors and officers. Includes options exercisable within 60 days granted to Directors pursuant to the 1997 Stock Option Plan. Excluded are shares held by charitable foundations and trusts of which members of the Cullman and Ernst families, including persons referred to in footnote 2, are officers and directors. As of November 29, 1997, a group (the "Cullman & Ernst Group") consisting of Messrs. Cullman, direct members of their families and trusts for their benefit; Mr. Ernst, his sister and direct members of their families and trusts for their benefit; a partnership in which members of the Cullman and Ernst families hold substantial direct and indirect interests; and charitable foundations and trusts of which members of the Cullman and Ernst families are directors or trustees, owned an aggregate of approximately 2,242,095 shares of Common Stock (approximately 47.3% of the outstanding shares of Common Stock). Among others, Edgar M. Cullman, Edgar
     M. Cullman, Jr., Mr. Ernst and Mr. Danziger (who is a member of the Cullman & Ernst Group) hold investment and voting power or shared investment and voting power over such shares. Certain of such shares are pledged as security for loans payable under standard pledge arrangements. A form filed with the Commission on behalf of the Cullman & Ernst Group states that there is no formal agreement governing the group's holding and voting of such shares but that there is an informal understanding that the persons and entities included in the group will hold and vote together the shares owned by each of them in each case subject to any applicable fiduciary responsibilities. Louise
     B. Cullman is the wife of Edgar M. Cullman; Edgar M. Cullman, Jr. is the son of Edgar M. Cullman and Louise B. Cullman; Susan R. Cullman and Lucy C. Danziger are the daughters of Edgar M. Cullman and Louise B. Cullman; and Lucy C. Danziger is the wife of Frederick M. Danziger.

(3) Included within the shares shown as beneficially owned by Edgar M. Cullman are 843,204 shares in which he holds shared investment and/or voting power; included within the shares shown as beneficially owned by Mr. Ernst are 411,321 shares in which he holds shared investment and/or voting power; and included within the shares shown as beneficially owned by Frederick M. Danziger are 147,578 shares in which he holds shared investment and/or voting power. Included within the shares shown as beneficially owned by Edgar M. Cullman, Jr. are 733,918 shares in which he holds shared investment and/or voting power; included with the shares owned by Louise
     B. Cullman are 720,365 shares in which she holds shared investment and/or voting power; included within the shares shown as beneficially owned by Susan R. Cullman are 670,842 shares in which she holds shared investment and/or voting power; and included within the shares shown as beneficially owned by Lucy C. Danziger are 946,850 shares in which she holds shared investment and/or voting power. Excluded in each case are shares held by charitable foundations and trusts in which such persons or their families or trusts for their benefit are officers and directors. Messrs. Cullman, Danziger and Ernst disclaim beneficial interest in all shares over which there is shared investment and/or voting power and in all excluded shares.

(4) The address of B. Bros. Realty Limited Partnership ("B. Bros.") is 641 Lexington Avenue, New York, New York 10022. Lucy C. Danziger and John L. Ernst are the general partners of B. Bros.

(5) The address of such person is Gabelli Funds, Inc., One Corporate Center, Rye, New York, New York 10580. A form filed with the Securities and Exchange Commission in September 1991 by Gabelli Funds, Inc., as subsequently amended indicates that the securities have been acquired by Gabelli Funds, Inc. and its wholly-owned subsidiaries on behalf of their investment advisory clients. Griffin has been informed that no individual client of Gabelli Funds, Inc. has ownership of more than 5% of Griffin's outstanding Common Stock.

(6) Excluding shares held by certain charitable foundations the officers and/or directors of which include certain officers and directors of Griffin.


                          INTERESTS IN CERTAIN TRANSACTIONS

      For the information of stockholders, attention is called to the following transactions between Griffin and other parties in which the persons mentioned below might have had a direct or indirect interest.

      1. Frederick M. Danziger, President and Chief Executive Officer of Griffin, was Of Counsel to the law firm of Latham & Watkins from December 1, 1995 until July 3, 1997. During Griffin's 1997 fiscal year, such firm received fees and disbursements of approximately $2,250,000 for services rendered to Culbro and its affiliates, including Griffin, in connection with a variety of transactions, including the Distribution.

     2. Messrs. Cullman, Danziger and Ernst are members of the Board of Directors of Bloomingdale Properties, Inc. ("Bloomingdale Properties") of which Mr. Ernst is Chairman and President and other members of the Cullman & Ernst Group are associated. Real estate management and advisory services have been provided to Griffin by John Fletcher, an employee of Bloomingdale Properties, for which Mr. Fletcher will receive compensation at a rate of approximately $50,000 per year.

      See "Compensation Committee Interlocks and Insider Participation" on page 13 for certain other interests.

      The information given in this Proxy Statement with respect to the five-year business experience of each director, beneficial ownership of stock, interlocks and the respective interests of persons in transactions to which Griffin or any of its subsidiaries was a party (other than as appears from the records of Griffin), is based upon statements furnished to Griffin by its directors and officers.

EXECUTIVE COMPENSATION

      The following table sets forth the annual and long-term compensation for Mr. Danziger, Griffin's Chief Executive Officer (the "Named Executive Officer"), as well as the total compensation paid by Griffin during 1997 to the Named Executive Officer. No other "Executive Officer" (as such term is defined in Rule 3b-7 under the Exchange Act) earned more that $100,000 in 1997 as a result of their employment with Griffin. Mr. Danziger was not employed by Griffin prior to 1997.

                           SUMMARY COMPENSATION TABLE

                                                                                    Long Term
                                                                                   Compensation
                              Annual Compensation                                     Awards
-----------------------------------------------------------------------------------------------

                                                                                     SECURITIES
NAME AND PRINCIPAL                                               OTHER ANNUAL        UNDERLYING
POSITION                 YEAR           SALARY         BONUS     COMPENSATION(1)     OPTIONS
--------                 ----           ------         -----     --------------      -------
Frederick M. Danziger    1997           $126,923       --        $692                150,000
President and Chief
Executive Officer



---------------------------
(1) Amounts shown under Other Annual Compensation include matching contributions made by Griffin under its Savings Plan and other miscellaneous cash benefits, but do not include funding for or receipt of retirement plan benefits (See "Employee Benefit Plans"). No Executive Officer who would otherwise have been includable in such table resigned or terminated employment during 1997.

                                EMPLOYEE BENEFIT PLANS

1997 STOCK OPTION PLAN

     Griffin adopted a new Stock Option Plan (the "1997 Stock Option Plan") in connection with the Distribution. A total of 700,000 shares of Common Stock were authorized to be made available for issuance under the 1997 Stock Option Plan. Options granted under the 1997 Stock Option Plan are either "incentive stock options" or nonqualified options. The 1997 Stock Option

Plan contains certain limitations with respect to incentive stock options that are intended to satisfy applicable Internal Revenue Code requirements. Of the 700,000 shares of Common Stock reserved for issuance under the 1997 Stock Option Plan, approximately 450,000 shares are available for issuance upon the exercise of options that were granted under Culbro's stock option plan but were assumed by Griffin under the 1997 Stock Option Plan, pursuant to their original terms, in connection with the Distribution. Following the Distribution, approximately 250,000 additional shares were available for issuance with respect to new options that might be granted to certain officers, employees, consultants and directors of Griffin. In 1997, options exercisable for 229,000 shares of Common Stock were issued to certain Directors, key employees and a consultant of Griffin, including options exercisable for 150,000 shares granted to the Named Executive Officer.

STOCK OPTION INFORMATION

     The following table sets forth the number of stock options granted to the Named Executive Officer during fiscal 1997.

                                Individual Grants
                                -----------------

                                             Percentage
                                              of Total                                       Potential Realizable
                                              Options                                       Value at Assumed Annual
                              Number of      Granted to                                      Rates of Stock Price
                              Securities      Employees                                   Appreciation for Option Term
                              Underlying       in 1997      Exercise or                   ----------------------------
                               Options         Fiscal       Base Price     Expiration
Name                          Granted (#)       Year         ($/Share)        Date             5%               10%
----                          -----------       ----         ---------        ----             --               ---
Frederick M. Danziger (1)      150,000          71.4%        $14.6875        7/7/07       $1,385,535        $3,511,215


------------------------
(1) Mr. Danziger was granted a non-qualified option to purchase 150,000 shares of Griffin's Common Stock on July 7, 1997. Such option becomes exercisable in three cumulative installments of 50,000 shares each on the third, fourth and fifth anniversaries of the date of grant.

     The following table presents the value of options exercised in fiscal 1997 and the value of unexercised options held by the Named Executive Officer at November 29, 1997.

                                                                                             Value of Unexercised
                                                            Number of Securities           In-the-Money Options at
                         Shares Acquired     Value          Underlying Options Held           Fiscal Year End (1)
                           on Exercise       Realized       at Fiscal Year End (#)            -------------------
Name                           (#)           ($)            Exercisable  Unexercisable    Exercisable   Unexercisable
----                           ---           ---            -----------  -------------    -----------   -------------
Frederick M. Danziger          --            --             --             150,000        $0             $65,625


-------------------
(1) The amounts presented in this column have been calculated based upon the difference between the fair market value of $15.125 per share (the average of the high and low prices of Griffin's Common Stock on November 28, 1997) and the exercise price of each stock option. See "--1997 Stock Option Plan."


INCENTIVE COMPENSATION PLANS

     Griffin maintains Annual Incentive Compensation Plans (the "Incentive Compensation Plans") for certain officers and other employees of Griffin and its subsidiaries. Annual cash bonus payments may be paid under the Incentive Compensation Plans provided certain financial targets are achieved.

SAVINGS PLAN

     In connection with the Distribution, Griffin adopted the Griffin Land & Nurseries, Inc. 401(k) Savings Plan (the "Savings Plan"). The Savings Plan covers salaried and hourly employees of Griffin and its participating subsidiaries who are employed in the U.S., are over age 21 and have at least one year of service to Griffin, which includes years of service with Culbro prior to the Distribution. Employees of Griffin who participated in the Culbro Companies 401(k) Savings Plan (the "Culbro Plan") immediately prior to the Distribution automatically became participants in the Savings Plan (regardless of whether they met the Savings Plan criteria for eligibility) upon the Distribution Date, and thereafter their account balances under the Culbro Plan were transferred to the Savings Plan. Under the Savings Plan, subject to applicable Internal Revenue Code limits, each participating employee is able to defer a portion of such participating employee's compensation through salary deferrals. Griffin may, in its discretion, "match" employee deferrals each year. With respect to individuals who participated in the Culbro Plan, or who enrolled in the Savings Plan on or before November 1, 1997, such matching contributions vest at the rate of 20% per year over the first five years of service. With respect to individuals who were not participants in the Culbro Plan, or who enrolled in the Savings Plan subsequent to November 1, 1997, such matching contributions become fully vested after five years of service.

     Griffin's matching contributions under the Savings Plan for the accounts of the individuals named under "Summary Compensation Table" are included under Other Annual Compensation.

RETIREMENT PLAN

     Prior to the Distribution Date, employees of Griffin, as a subsidiary of Culbro, accrued benefits under the Culbro Retirement Plan (the "Retirement Plan") for officers and other employees of Culbro and its participating subsidiaries. Benefits are accrued under the Retirement Plan on a career-average earnings basis. Through 1997, the pension credit was 1.1% for annual compensation up to the individual's covered compensation (as determined from published Social Security tables) and 1.65% for annual compensation above said amounts. Compensation was the base rate of earnings as of the first business day of each plan year payable for service during the plan year excluding overtime, bonuses, incentive compensation or other additional compensation. Subsequent to the Distribution Date, Griffin ceased participation in the Retirement Plan. All liabilities or obligations thereunder were retained by General Cigar, and persons employed by Griffin ceased to accrue any further benefits thereunder.

INSURANCE AND HEALTH PROGRAMS

     For the 1997 fiscal year, Griffin's salaried and certain hourly paid employees participated in the employee welfare benefit plans maintained by Culbro and its successor, General Cigar, providing life, hospitalization, medical and long-term disability insurance. Griffin participated in certain fee sharing arrangements with Culbro (and General Cigar) with respect to such plans. Griffin has since implemented substantially similar welfare benefit plans and arrangements for the benefit of its eligible employees effective subsequent to the 1997 fiscal year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION-INTERLOCKS AND INSIDERS PARTICIPATION

      The Compensation Committee supervises management compensation and employee benefits and administers Griffin's stock option, savings, health, incentive compensation and other employee benefit plans. It held one meeting in 1997.

            BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     Pursuant to its authority to designate committees to exercise the powers and authority of the Board, the Board of Directors has designated the Compensation Committee to review, consider and approve the recommendations of management as to all compensation paid by Griffin and its subsidiaries exceeding $75,000 per annum.

     Mr. Cullman, the Chairman of the Board of Directors, and Mr. Danziger, the Chief Executive Officer and President, are both members of the Cullman & Ernst Group which owns Common Stock representing approximately 47.3% of Griffin's Common Stock (see "Principal Holders"). Mr. Danziger has been granted options under Griffin's Stock Option Plan. See "Employee Benefit Plans -- 1997 Stock Option Plan." Mr. Cullman has not been granted any options under Griffin's Stock Option Plan.

POLICIES

     The Committee intends that stock options serve as a significant part of the total compensation package for executive officers of Griffin. The Committee intends that cash bonuses pursuant to the Annual Compensation Plans serve as a significant part of the total compensation for other key employees of Griffin and its subsidiaries. The stock options and cash bonuses are intended to offer these employees long-term incentives to increase their efforts on behalf of Griffin and its subsidiaries and to focus managerial efforts on enhancing stockholder value and operating performance.

SALARY AND CASH BONUSES

     No cash bonus was paid, under any Incentive Compensation Plan or otherwise, with respect to 1997 to the Named Executive Officer. The Committee does not believe it need now adopt any policy with respect to the $1,000,000 deduction cap of Internal Revenue Code Section 162(m). While the Compensation Committee will continue to give due consideration to the deductibility of compensation payments on compensation arrangements with Griffin's executive officers, the Compensation Committee will make its compensation decisions based on an overall determination of what it believes to be in the best interests of Griffin and its stockholders, and deductibility will be only one among a number of factors used by the Compensation Committee in making its compensation decisions.

STOCK OPTION PLAN

     The Committee administers the plan described under "Employee Benefit Plans -- 1997 Stock Option Plan." In 1997 Griffin granted options under the 1997 Stock Option Plan to the holders of Culbro options in connection with the Distribution. See "-1997 Stock Option Plan."

COMPENSATION COMMITTEE

Winston J. Churchill, Jr.
John L. Ernst

             COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Cullman, Danziger and Ernst are members of the Board of Directors of Bloomingdale Properties, Inc. ("Bloomingdale Properties") of which Mr. Ernst is Chairman and President and other members of the Cullman & Ernst Group are associated. Mr. Danziger also serves as trustee of the retirement plan for Bloomingdale Properties.

                               STOCK PERFORMANCE GRAPHS

     The following graph compares the total percentage changes in the cumulative total stockholder return (assuming the reinvestment of dividends) on Griffin's Common Stock with the cumulative total return of the Russell 2000 Index from July 3, 1997 (the date on which Griffin's Common Stock was registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended), to November 29, 1997. It is assumed in the graph that the value of each investment was $100 at July 3, 1997. Griffin is not aware of any other company that substantially participates in both the nursery and real estate businesses, and would therefore be suitable for comparison to Griffin as a "peer issuer" within Griffin's line of business.

Griffin Land & Nurseries, Inc.
Points on Performance Graph

                               Russell 2000                 Griffin
                           Actual   Relative           Actual   Relative
                         --------------------         -------------------
July 3, 1997                396.0    100.0            14.6875     100.0

Nov. 29, 1997               438.0    110.6              14.75     100.4

                      II.  SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected the firm of Price Waterhouse LLP as independent accountants to audit the financial statements of Griffin for the fiscal year ending November 28, 1998. This selection was recommended by the Audit Committee of the Board of Directors. Price Waterhouse LLP has been the independent accountants for Culbro (and its successor, General Cigar) for many years, and for Griffin since the date of the Distribution. The fees of Price Waterhouse LLP approximated $85,000 for all services rendered to Griffin with respect to its 1997 fiscal year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SELECTION OF PRICE WATERHOUSE LLP.

     The submission of this proposal to a vote of stockholders is not legally required. If this selection of Price Waterhouse LLP is not approved, the Board of Directors will reconsider its selection. A vote of the majority of the shares of Common Stock of Griffin represented (in person or by proxy) and voting at the meeting, provided that at least a majority of such stock is represented at the meeting, is required to adopt this proposal.

     A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

                                  ------------------

     A copy of Griffin's Annual Report on Form 10-K filed with the Commission is available to Griffin's stockholders without charge at the web site (http://www.sec.gov) maintained by the Commission and at the public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies also may be obtained at prescribed rates at the Commission's regional office in New York located at 7 World Trade Center, 15th Floor, New York, New York 10048. In addition, a limited number of copies are available at Griffin's offices and may be obtained upon written request to:

                         Griffin Land & Nurseries, Inc.
                         One Rockefeller Plaza
                         Suite 2301
                         New York, New York 10020
                         Attention: Corporate Secretary


Dated:  April 20, 1998

GRIFFIN LAND & NURSERIES, INC.                                            PROXY
--------------------------------------------------------------------------------
ONE ROCKEFELLER PLAZA     SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING
SUITE 2301                OF STOCKHOLDERS
NY, NY 10020


     The undersigned holder of Common Stock of Griffin Land & Nurseries, Inc. (the "Company") hereby authorizes and appoints Frederick M. Danziger and John
L. Ernst, or either of them, as proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at 35 International Drive, Windsor, Connecticut 06095 at 10:00 a.m., local time, on May 20, 1998 and any adjournment or adjournments of said meeting and thereat to vote and act with respect to all the shares of Common Stock of the Company that the undersigned would be entitled to vote if then personally present in accordance with the instructions listed on the reverse hereof.
     Such proxies may vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment thereof.
     Receipt of the Notice of Meeting and the related Proxy Statement is hereby acknowledged.
                                (Continued, and to be signed, on the other side)


                                                            See Reverse
                                                               Side


                               FOLD AND DETACH HERE

                                                                                                                Please mark
                                                                                                               your votes as    /X/
                                                                                                               indicated in
                                                                                                               this example

                                      FOR ALL    WITHHELD    If no direction is given, this proxy will be voted FOR Items 1 and 2.
                                       LISTED   AS TO ALL    The Board of Directors recommends a vote FOR Items 1 and 2.
                                      NOMINEES   NOMINEES
No. 1--ELECTION OF DIRECTORS.           / /        / /
NOMINEES ARE LISTED BELOW:
Winston J. Churchill, Jr.; Edgar M. Cullman;
Frederick M. Danziger; John L. Ernst; and
David F. Stein


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------


                                                                 FOR     AGAINST    ABSTAIN
No. 2--Approval of Selection of Independent Accountants.         / /       / /        / /


                                                  To vote in accordance with the Board of Directors recommendations just sign below, no boxes need to be checked.

                                                                                           YES
                                                  I plan to attend the Annual Meeting.     / /


Signature(s) ________________________________________    Date ____________, 1998
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                               FOLD AND DETACH HERE